ARTIO GLOBAL INVESTMENT FUNDS

Artio US Multicap Fund

Artio US Midcap Fund

Artio US Smallcap Fund

Artio US Microcap Fund

Supplement dated September 13, 2012
to the Prospectus dated March 1, 2012

On September 12th, 2012, the Board of Trustees (the “Board”) of Artio Global Investment Funds approved a plan to liquidate and terminate each of the following series: Artio US Multicap Fund, Artio US Midcap Fund, Artio US Smallcap Fund and Artio US Microcap Fund (together the “US Equity Funds”) upon recommendation by Artio Global Management LLC (“Artio”), the Funds’ investment adviser. The Board considered the US Equity Funds’ small size and lack of growth potential, in its decision to liquidate the US Equity Funds. Shareholder approval will be required in order to liquidate the US Equity Funds. The US Equity Funds will not solicit proxies from shareholders as it is anticipated that a majority shareholder of the US Equity Funds will approve the liquidation of each Fund. Shareholders will receive an information statement from the US Equity Funds regarding the liquidation. The information statement will be sent to shareholders on or about September 28, 2012.

In anticipation of the proposed liquidations, the US Equity Funds will stop accepting purchases and exchanges into the US Equity Funds on October 4, 2012. After such date, the US Equity Funds will begin an orderly transition of their portfolios to cash and cash equivalents and will no longer be pursuing their investment objectives. Assuming shareholder approval, on or about October 30, 2012 (the “Liquidation Date”), the US Equity Funds will liquidate their remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. These distributions are taxable events. Once the distribution is complete, the US Equity Funds will terminate. Prior to the final liquidation and distribution of assets, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the applicable US Equity Fund. Each US Equity Fund will maintain its current expense cap through the Liquidation Date.

Please note that you may redeem your shares of the US Equity Funds at any time prior to the Liquidation Date. You also may exchange your shares of the US Equity Funds at net asset value at any time prior to the Liquidation Date for shares of another Artio Fund that is not a US Equity Fund. No sales charges, redemption or termination fees will be imposed by the Funds in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events.

If you own shares of any of the US Equity Funds in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the US Equity Funds’ liquidation and determine its tax consequences.

The Funds reserve the right to further restrict sales of each US Equity Fund’s shares.

For more information, please contact a customer service representative at 1-800-387-6977.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE